SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): July 30, 1999

                         Crompton & Knowles Corporation
             (Exact Name of Registrant as Specified in its Charter)



            Massachusetts              1-4663              04-1218720
            -------------              ------              ----------
           (State or other        (Commission File        (IRS Employer
           jurisdiction of            Number)            Identification
            incorporation)                                   Number)


          One Station Place, Metro Center, Stamford, Connecticut 06902
               (Address of principal executive offices) (zip code)

                                 (203) 353-5400
              (Registrant's telephone number, including area code)

Item 5.     Other Events

      Crompton & Knowles Corporation, a Massachusetts corporation, issued a press release on July 30, 1999, announcing results for second quarter 1999 and for the six months ended June 26, 1999. A copy of the press release is attached as an exhibit hereto and in incorporated by reference herein.

Item 7.     Financial Statements and Exhibits

(a)         Financial statements of businesses acquired.

               -   Not Applicable

(b)         Pro forma financial information.

               -   Not Applicable

(c)         Exhibits.

            99.1 Press Release dated July 30, 1999.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                    CROMPTON & KNOWLES CORPORATION


                                    By:     /s/ John T. Ferguson
                                      ----------------------------------
                                    Name:   John T. Ferguson II
                                    Title:  Secretary

Date:  August 4, 1999

EXHIBIT INDEX

99.1       Press Release dated July 30, 1999.